Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certifies, in his capacity as the Principal Financial Officer of Erin Energy Corporation (the “Company”), that the Annual Report of the Company on Form 10-K for the year ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: March 16, 2018	/s/ Dippo Bello
Dippo Bello Vice President, Financial Planning and Treasurer (Interim Principal Financial Officer)